SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  March 8, 1999


                      DIAMOND CABLE COMMUNICATIONS PLC
             (Exact name of Registrant as Specified in Charter)


 England                              33-83740                 N/A
 -------                              --------          -------------------
 (State or Other Jurisdiction       (Commission         (IRS Employer
 of Incorporation)                  File Number)        Identification No.)


 Diamond Plaza, Daleside Road, Nottingham NG2 3GG, England   N/A
 ---------------------------------------------------------   ---------
 (Address of Principal Executive Offices)                    (Zip Code)


 Registrant's telephone number, including area code:  44-115-912-2217



        ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

           Effective March 8, 1999 (the "Closing Date"), NTL Incorporated ("NTL") and the shareholders of Diamond Cable Communications Plc (the "Registrant") consummated a transaction (the "Share Exchange") pursuant to a Share Exchange Agreement, dated as of June 16, 1998, as amended (the "Share Exchange Agreement"), among NTL and such shareholders, whereby NTL acquired all of the ordinary and deferred shares of the Registrant for an aggregate of approximately 13 million shares of common stock, par value $.01 per share, of NTL (the "NTL Common Stock"), and the Registrant became a wholly owned subsidiary of NTL. Under the terms of the Share Exchange Agreement, shareholders of the Registrant received approximately .85 shares of NTL Common Stock in consideration for each four ordinary shares and for each deferred share of the Registrant that they owned.

           In connection with the Share Exchange, NTL entered into a Registration Rights Agreement with each of the shareholders of the Registrant, pursuant to which NTL is obligated to register for resale the shares of NTL Common Stock that were issued to such shareholders as consideration for their shares of the Registrant.

           Pursuant to the Share Exchange Agreement, the shareholders of the Registrant delivered to NTL duly executed resignation letters from all of the directors of the Registrant and its subsidiaries with effect as of the Closing Date.

           In addition, in connection with the acquisition of the Registrant, NTL made a "change of control offer" pursuant to the terms of the indentures governing the Registrant's indebtedness, as more fully discussed under Item 5 below.

           A copy of the press release issued by NTL announcing the consummation of the Share Exchange is filed as an exhibit hereto and is incorporated herein in its entirety by reference.

 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On May 17, 1999, KPMG resigned as independent accountants of the Registrant.

           The reports of KPMG on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 1997 and December 31, 1998, there were no disagreements with KPMG on any matters or accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report.

           The Registrant has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the foregoing statements. A copy of that letter, dated May 17, 1999, is filed as an exhibit hereto and is incorporated herein in its entirety by reference.

 ITEM 5.   OTHER EVENTS.

           On May 4, 1999, NTL announced the expiration of the debt tender offers by its wholly owned subsidiaries, the Registrant and Diamond Holdings Plc ("Diamond Holdings"). Pursuant to the offers, which commenced on April 1, 1999, the Registrant had offered to purchase for cash any and all of its outstanding 103/4% Senior Discount Notes due 2007, 113/4% Senior Discount Notes due 2005 and 131/4% Senior Discount Notes due 2004, and Diamond Holdings had offered to purchase for cash any and all of its outstanding 91/8% Senior Notes due 2008 and 10% Senior Notes due 2008. All of the debt tender offers expired at 5:00 p.m., New York City time, on April 30, 1999.

           The Bank of New York, the depositary, has informed NTL that, as of 5:00 p.m., New York City time, on April 30, 1999, only $100,000 principal amount of the 91/8% Senior Notes due 2008 of Diamond Holdings and $2,000 principal amount of the 113/4% Senior Discount Notes due 2005 of the Registrant had been validly tendered and not withdrawn. No other notes were tendered and not withdrawn pursuant to the debt tender offers. Each of the Registrant and Diamond Holdings has accepted and will pay for, in accordance with the terms of the applicable offer, all of the notes validly tendered.

           A copy of the press release issued by NTL announcing the expiration of the debt tender offers by the Registrant and Diamond Holdings is filed as an exhibit hereto and is incorporated herein in its entirety by reference.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

 (c)  Exhibits.

      Exhibit 2.1 Share Exchange Agreement, dated as of June 16, 1998, among NTL Incorporated and the shareholders of Diamond Cable Communications Plc (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29,
                     1999).

      Exhibit 2.2 Amendment No. 1, dated as of December 21, 1998, to the Share Exchange Agreement, dated as of June 16, 1998, among NTL Incorporated and the shareholders of Diamond Cable Communications Plc (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29,
                     1999).

      Exhibit 2.3 Form of Registration Rights Agreement by and among NTL and the shareholders of Diamond Cable Communications Plc (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29, 1999).

      Exhibit 16.1   Letter from KPMG, dated May 17, 1999.

      Exhibit 99.1 Proxy Statement (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29,
                     1999).

      Exhibit 99.2 Text of press release issued by NTL Incorporated on March 8, 1999.

      Exhibit 99.3 Text of press release issued by NTL Incorporated on May 4, 1999.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DIAMOND CABLE
                               COMMUNICATIONS PLC


                               By: /s/ Richard J. Lubasch
                                  ------------------------------------
                               Name:  Richard J. Lubasch
                               Title:  Senior Vice President -- General
                                       Counsel and Secretary

 Dated:  May 20, 1999


                               EXHIBIT INDEX

 Designation    Description
 -----------    -----------

      2.1 Share Exchange Agreement, dated as of June 16, 1998, among NTL Incorporated and the shareholders of Diamond Cable Communications Plc (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29, 1999).

      2.2 Amendment No. 1, dated as of December 21, 1998, to the Share Exchange Agreement, dated as of June 16, 1998, among NTL Incorporated and the shareholders of Diamond Cable Communications Plc (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29, 1999).

      2.3 Form of Registration Rights Agreement by and among NTL and the shareholders of Diamond Cable Communications Plc (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29, 1999).

     16.1       Letter from KPMG, dated May 17, 1999.

     99.1 Proxy Statement (incorporated by reference to NTL Incorporated's Proxy Statement, dated January 29, 1999).

     99.2 Text of press release issued by NTL Incorporated on March 8, 1999.

     99.3       Text of press release issued by NTL Incorporated on May 4, 1999.